Exhibit 99.1

Hogan Lovells US LLP is a limited liability partnership registered in the District of Columbia. Hogan Lovells refers to the international legal practice comprising Hogan Lovells US LLP, Hogan Lovells International LLP, Hogan Lovells Worldwide Group (a Swiss Verein), and their affiliated businesses with offices in: Abu Dhabi Alicante Amsterdam Baltimore Beijing Berlin Boulder Brussels Caracas Colorado Springs Denver Dubai Dusseldorf Frankfurt Hamburg Hanoi Ho Chi Minh City Hong Kong Houston London Los Angeles Madrid Miami Milan Moscow Munich New York Northern Virginia Paris Philadelphia Prague Rome San Francisco Shanghai Silicon Valley Singapore Tokyo Ulaanbaatar Warsaw Washington DC Associated offices: Budapest Jeddah Riyadh Zagreb Hogan Lovells US LLP Columbia Square 555 Thirteenth Street, NW Washington, DC 20004 T +1 202 637 5600 F +1 202 637 5910 www.hoganlovells.com Douglas A. Fellman Partner 202.637.5714 douglas.fellman@hoganlovells.com July 21, 2025 BY ECF The Honorable Margo K. Brodie United States District Judge Eastern District of New York United States Courthouse 225 Cadman Plaza East Brooklyn, NY 11201 RE: SEC v. GPB Capital Holdings LLC, et al., No. 21-cv-00583-MKB-VMS Dear Chief Judge Brodie: We represent the Court-appointed receiver, Joseph T. Gardemal III, in the above-referenced matter. Pursuant to Paragraph 45 of this Court’s December 8, 2023 order establishing the Receivership in this matter, we are respectfully submitting Receiver Joseph T. Gardemal III’s Third Status Report, for the Period April 1, 2025, through June 30, 2025 (“Third Status Report”). The Third Status Report is attached to this letter as Exhibit A. Respectfully submitted, HOGAN LOVELLS US LLP By: _________________ Douglas A. Fellman Counsel to Joseph T. Gardemal III, Receiver e 1:21-cv-00583-MKB-VMS Document 290 Filed 07/21/25 Page 1 of 25 PageID #: 466

Exhibit A

-1- UNITED STATES DISTRICT COURT EASTERN DISTRICT OF NEW YORK SECURITIES AND EXCHANGE COMMISSION, Plaintiff, -against-GPB CAPITAL HOLDINGS, LLC; ASCENDANT CAPITAL, LLC; ASCENDANT ALTERNATIVE STRATEGIES, LLC; DAVID GENTILE; JEFFRY SCHNEIDER; and JEFFREY LASH, Defendants. : : : : : : : : : : : : : : : : : 21-cv-00583-MKB-VMS ______________________________________________ RECEIVER JOSEPH T. GARDEMAL III’S THIRD STATUS REPORT, FOR THE PERIOD APRIL 1, 2025, THROUGH JUNE 30, 2025 Joseph T. Gardemal III was appointed the Receiver (“Receiver”) of GPB Capital Holdings, LLC (“GPB” or the “Company”) and the Receivership Entities1 pursuant to the Order Appointing Receiver and Imposing Litigation Injunction, entered on December 8, 2023. See SEC v. GPB Capital Holdings, LLC, et al., No. 21-cv-00583 (E.D.N.Y. Dec. 8, 2023), Dkt. No. 187 (the 1 The “Receivership Entities” are Armada Waste Management GP, LLC (fka GPB Waste Management GP, LLC); Armada Waste Management, LP (fka GPB Waste Management, LP); Armada WM SLP, LLC (fka GPB WM SLP, LLC); GPB Auto SLP, LLC; GPB Automotive Income Fund, LTD.; GPB Automotive Income Sub-Fund, LTD.; GPB Automotive Portfolio, LP; GPB Capital Holdings, LLC; GPB Cold Storage, LP; GPB H2 SLP, LLC; GPB H3 SLP, LLC; GPB Holdings II, LP; GPB Holdings III GP, LLC; GPB Holdings III, LP; GPB Holdings Qualified, LP; GPB Holdings, LP; GPB NYC Development, LP; GPB NYCD SLP LLC; GPB SLP, LLC; and Highline Management Inc.

-2- “Receivership Order”). Mr. Gardemal submits this Third Status Report (“Third Status Report” or “Report”) pursuant to paragraph 45 of the Receivership Order. By way of summary, the Receivership Estate consists of, among other things, the Receivership Entities and their holdings, including all assets, property, rights, and interests owned or controlled by those entities. As of June 30, 2025, the current cash2 balance of the Receivership Estate was $721,752,292. 3 This Report, which covers the period from April 1, 2025, through June 30, 2025, provides an accounting of the Receivership Estate and discusses certain actions the Receiver has taken or will take pursuant to the Receivership Order to prudently manage the assets entrusted to him. I. Background A. Procedural History On February 4, 2021, the United States Securities and Exchange Commission (the “SEC”) filed a civil law enforcement action against GPB, Ascendant Capital, LLC (“Ascendant Capital”), Ascendant Alternative Strategies, LLC (“AAS”), David Gentile (“Gentile”), Jeffry Schneider (“Schneider”), and Jeffrey Lash (“Lash”) (collectively, the “Defendants”) in the United States District Court for the Eastern District of New York (the “SEC Complaint”). 4 The SEC Complaint alleged that the Defendants perpetrated a fraudulent securities scheme that raised more than $1.7 billion for at least five limited partnership funds from approximately 2 For the purposes of this Report, the term “cash” refers to both cash and cash equivalents, unless otherwise specified. Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash (e.g., treasury bills, commercial paper, and money market funds). Cash reported at Receivership Entities does not include cash at portfolio companies or non-reporting entities of approximately $4.2 million. 3 All financial data is calculated as of June 30, 2025. 4 Complaint, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 1.

-3- 17,000 retail investors.5 The limited partnership funds acquired various portfolio companies (the “GPB Portfolio Companies”) that were operated by GPB.6 Specifically, the SEC Complaint alleged that while GPB had told investors it consistently paid an 8% annualized distribution, as well as periodic “special distributions” ranging from 0.5% to 3%, from the funds generated by the operations of the GPB Portfolio Companies, in reality, GPB used investor funds to pay distributions when the operating funds were insufficient.7 Further, the SEC Complaint alleged that the Defendants concealed the truth from investors by manipulating financial statements for two of the limited partnership funds to give the false appearance that the portfolio company income was sufficient to fund the investor distributions.8 The SEC Complaint also alleged that GPB and Ascendant Capital deceived investors about fees and compensation paid to Gentile, Schneider, and Ascendant Capital, and failed to disclose Gentile’s and Schneider’s conflicts of interest in executing acquisitions because of undisclosed fees. 9 Finally, the SEC Complaint alleged that GPB impeded former employees from communicating directly with the SEC and retaliated against a known whistleblower who raised concerns about GPB’s use of investor funds to make distribution payments to investors.10 On the basis of this alleged conduct, the SEC charged that the Defendants (other than Lash) had violated antifraud provisions of Section 17(a) of the Securities Act of 1933 (the “Securities Act”), and Section 10(b) and Rule 10b-5 of the Securities Exchange Act of 1934 (the “Exchange 5 SEC Complaint ¶¶ 2-3. 6 SEC Complaint ¶ 2. 7 SEC Complaint ¶¶ 2-4. 8 SEC Complaint ¶ 4. 9 SEC Complaint ¶ 5. 10 SEC Complaint ¶ 7.

-4- Act”). 11 The SEC also alleged that GPB and Gentile violated antifraud provisions of Sections 206(1) and 206(2) of the Investment Advisers Act of 1940 (the “Advisers Act”), and that GPB violated Section 206(4) of the Advisers Act. 12 The SEC also alleged that GPB violated whistleblower-protection and reporting and disclosure requirements under Sections 21F and 12(g) of the Exchange Act.13 The SEC further alleged that Gentile and Schneider aided and abetted certain antifraud violations by the entity defendants pursuant to Section 15(b) of the Securities Act, and Section 20(e) of the Exchange Act.14 Finally, the SEC alleged various aiding and abetting antifraud violations by Lash.15 The SEC sought permanent injunctions against each Defendant, disgorgement of Defendants’ ill-gotten gains, together with prejudgment interest, and civil penalties.16 On February 4, 2021, the same day that the SEC filed its civil enforcement action, the United States District Court for the Eastern District of New York unsealed a grand jury indictment charging Gentile, Schneider, and Lash with conspiracy to commit securities fraud, conspiracy to commit wire fraud, and securities fraud, and Gentile and Lash with wire fraud (the “Indictment”). 17 Specifically, the Indictment alleged that between 2015 and 2018, Gentile, Schneider, Lash, and others engaged in a scheme to defraud investors and prospective investors in GPB investment funds through material misrepresentations and omissions relating to, among other things: (a) the 11 SEC Complaint ¶¶ 9-14. 12 SEC Complaint ¶¶ 9, 12. 13 SEC Complaint ¶ 9. 14 SEC Complaint ¶¶ 12-13. 15 SEC Complaint ¶ 14. 16 SEC Complaint ¶ 17. 17 See Unsealing Order, USA v. Gentile, et. al., Case No. 21-cr-00054 (E.D.N.Y.), ECF No. 5; Indictment, USA v. Gentile, et. al., Case No. 21-cr-00054 (E.D.N.Y.), ECF No. 1.

-5- source of funds used to pay monthly distribution payments to investors in several of the GPB investment funds, including GPB Holdings, LP, (“Holdings I”), and GPB Holdings II, LP (“Holdings II”), and (b) the revenue generated by Holdings I in 2014 and GPB Automotive Portfolio, LP (“Automotive Portfolio”) in 2015.18 The Indictment alleged that in furtherance of this fraudulent scheme, Gentile, Schneider, Lash, and others made material misrepresentations and omissions to investors and prospective investors in certain of the GPB investment funds. 19 On February 8, 2021, the SEC moved for the appointment of an independent monitor (the “Monitor”) to oversee the operations of GPB and its affiliates.20 On February 12, 2021, now-Receiver Joseph T. Gardemal III was appointed as the Monitor over GPB pursuant to an order entered by the Honorable Margo K. Brodie, United States District Judge for the Eastern District of New York (the “Initial Order”).21 GPB consented to the Initial Order. 22 On April 14, 2021, the Initial Order was amended (the “Amended Order,” and together with the Initial Order, the “Monitor Order”). The Monitor Order provided that, among other things, the Monitor had the power to approve or disapprove: any proposed material corporate transactions by GPB, Highline 18 Indictment ¶ 15. 19 Indictment ¶ 16. 20 Plaintiff’s Application for Order to Show Cause, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 10. 21 Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 23. 22 See SEC’s Letter re: Application for Order to Show Cause to inform Court of parties’ agreement to terms of proposed Order Appointing Monitor, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 21.

-6- Management, Inc. (“Highline”), the GPB Funds, 23 or the GPB Portfolio Companies; 24 any extension of credit by GPB, Highline, the GPB Funds, or the GPB Portfolio Companies; any material change in business strategy by GPB, Highline, the GPB Funds, or the GPB Portfolio Companies; any material change to compensation of any executive officer, affiliate, or related party of GPB, Highline, the GPB Funds, or the GPB Portfolio Companies; any retention by GPB, Highline, the GPB Funds, or the GPB Portfolio Companies of any management-level professional; any decision to resume distributions to investors in any of the GPB Funds, consistent with the investment objectives of the GPB Funds; and any decision to prepare for, file, or cause to be filed, any bankruptcy or receivership petition for GPB or its affiliates.25 The Monitor Order also provided that if the Monitor believes GPB is in some way not materially in compliance with the terms of this Order, upon notice of noncompliance to GPB, GPB shall have ten business days in which to cure any claimed material noncompliance (the “Cure Period”) and that, “[i]f GPB does not comply with the above provisions and does not make requested changes within the Cure Period, upon motion of the SEC resulting in a Court Order, the Monitorship shall convert to a Receivership.”26 B. Conversion from Monitorship to Receivership On May 29, 2022, Mayer Brown LLP, in its capacity as counsel to GPB, informed the Monitor that Gentile had documents delivered to the Company reflecting that Gentile had 23 As defined in Exhibit B to the Amended Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 39. 24 As defined in Exhibit A to the Amended Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 39. 25 Amended Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 39 ¶ 6. 26 Amended Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 39 ¶ 21.

-7- purported to take actions, as of May 27, 2022, (i) expanding the number of managers of the Company from one to four and appointing each of Rick Murphy, Michael Fasano, and Matt Judkin as managers, and (ii) amending the limited liability company agreement of the Company to, among other things, provide for new compensation arrangements with respect to non-employee managers (collectively, the “May 27, 2022 Purported Actions”).27 On May 31, 2022, the Monitor provided formal notice to GPB that the May 27, 2022 Purported Actions, among other things, violated Sections 6(d) and 6(e) of the Monitor Order (the “Material Non-Compliance”), which meant that the Company had ten business days in which to cure the Material Non-Compliance, and that if such cure did not occur within ten business days, then the Monitorship would be converted to a Receivership pursuant to Sections 20 and 21 of the Monitor Order. 28 On June 13, 2022, following the notice provided by the Monitor and pursuant to the remedies provided for in Section 21 of the Monitor Order, the SEC filed a motion to request the conversion of the Monitorship to a Receivership as a result of the continuing violations of the Monitor Order. 29 On July 1, 2022, GPB filed a memorandum in response to the SEC’s motion for 27 SEC’s Memorandum of Law in Support of Its Motion for an Order Appointing a Receiver and Imposing a Litigation Injunction, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 89 at 5; Declaration of the Monitor, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 90 ¶ 18. 28 Declaration of the Monitor, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 90 ¶ 22. See also Amended Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 39 ¶ 20 (If the Monitor believes GPB is in some way not materially in compliance with the terms of this Order, upon notice of noncompliance to GPB, GPB shall have 10 business days in which to cure any claimed material noncompliance (the “Cure Period”)); ¶ 21 (“If GPB does not comply with the above provisions and does not make requested changes within the Cure Period, upon motion of the SEC resulting in a Court Order, the Monitorship shall convert to a receivership. GPB shall be afforded an opportunity to oppose any such application by the SEC before conversion to a receivership.”). 29 Plaintiff’s Application for Order to Show Cause, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 88.

-8- the appointment of a receiver, stating that the Company consented to the relief sought by the SEC.30 On July 28, 2023, the Honorable Vera M. Scanlon, United States Magistrate Judge for the Eastern District of New York, issued a Report and Recommendation that recommended that the SEC’s motion to convert the Monitorship to a Receivership and for the imposition of a litigation injunction be granted. 31 On September 8, 2023, Gentile and Schneider filed objections to Magistrate Judge Scanlon’s Report and Recommendation with Chief Judge Margo K. Brodie, the District Court Judge overseeing the SEC case.32 Two weeks later, on September 22, 2023, the SEC and GPB filed responses to the objections, in which they asked Chief Judge Brodie to reject the objections and accept Magistrate Judge Scanlon’s recommendations.33 On December 7, 2023, Chief Judge Brodie entered an Order adopting the Report and Recommendation. 34 The next day, Chief Judge Brodie entered the Receivership Order, which (i) converted the Monitorship into a Receivership and converted Mr. Gardemal’s role from Monitor to Receiver over GPB and related entities, and (ii) imposed a litigation injunction.35 On December 30 Defendant GPB’s Memorandum in Response to the SEC’s Motion for an Order Appointing a Receiver and Imposing a Litigation Injunction, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 101. 31 Report and Recommendation, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 157 at 33. 32 Defendant’s Objection, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 167; Defendant’s Objection, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 168. 33 Notice by SEC, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 170; Notice by GPB, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 171. 34 Memorandum & Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 186. 35 Receivership Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 187.

-9- 12, 2023, Gentile, and on December 13, 2023, Schneider and Ascendant Capital, appealed the Receivership Order to the United States Court of Appeals for the Second Circuit.36 On December 14, 2023, upon motion by Gentile, Schneider and Ascendant Capital, Chief Judge Brodie temporarily stayed the Receivership Order so that the parties could seek a stay pending appeal from the Second Circuit.37 On December 21, 2023, Gentile, Schneider and Ascendant Capital filed a motion to stay the Receivership Order with the Second Circuit, which the SEC did not oppose.38 The Second Circuit entered its own stay on May 14, 2024.39 While the appeal of the Receivership Order was pending, the criminal trial of Gentile and Schneider commenced on June 12, 2024. On August 1, 2024, following an eight-week jury trial, Gentile and Schneider were found guilty of securities fraud, conspiracy to commit securities fraud, and conspiracy to commit wire fraud.40 Gentile was also convicted on two counts of wire fraud.41 On May 9, 2025, Judge Rachel P. Kovner sentenced Gentile and Schneider principally to seven years in prison and six years in prison, respectively.42 On August 30, 2024, in light of the guilty verdicts against Gentile and Schneider, the SEC filed a motion in the Second Circuit requesting that the Court lift the stay of the Receivership 36 Notice of Appeal, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 188; Notice of Appeal, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. 191. 37 Order, SEC v. GPB Capital Holdings, LLC, et. al., Case No. 21-cv-00583 (E.D.N.Y.), ECF No. N/A (December 14, 2023). 38 Defendants’ Unopposed Motion to Stay Order Pending Appeal, SEC v. GPB Capital Holdings, LLC, No. 23- 08010 (2d Cir.), ECF No. 18. 39 Order, SEC v. GPB Capital Holdings, LLC, No. 23-08010 (2d Cir.), ECF No. 71. 40 Jury Verdict, USA v. Gentile, et. al., Case No. 21-cr-00054 (E.D.N.Y.), ECF No. 472; Jury Verdict, USA v. Gentile, et. al., Case No. 21-cr-00054 (E.D.N.Y.), ECF No. 473. 41 USA v. Gentile, et. al., Case No. 21-cr-00054 (E.D.N.Y.), ECF No. 472. 42 Judgment, USA v. Gentile, et. al., Case No. 21-cr-00054 (E.D.N.Y.), ECF Nos. 596, 598.

-10- Order, which Gentile and Schneider opposed.43 On September 17, 2024, the Second Circuit referred the SEC’s motion to lift the stay to the panel of Second Circuit judges assigned to determine the merits of the appeal and directed expedited oral argument, which was held on November 6, 2024.44 On December 3, 2024, the Second Circuit affirmed the Receivership Order and lifted the stay, thereby requiring the Receiver to implement the receivership pursuant to the Receivership Order.45 II. Summary of Operations for the Receiver46 In the second quarter of 2025, the Receiver has continued to focus on and prioritize the protection, preservation, and maximization of distributable proceeds for investors, while also complying with the provisions of the Receivership Order and the Distribution Plan (the “Plan”). This includes adhering to provisions related to, among other things, accounting, banking, insurance, asset control, and litigation management, as well as implementation of the Distribution 43 SEC’s Motion to Lift Stay of the Orders Appointing a Receiver, SEC v. GPB Capital Holdings, LLC, No. 23- 08010 (2d Cir.), ECF No. 76; Opposition to Motion, SEC’s Motion to Lift Stay of the Orders Appointing a Receiver, SEC v. GPB Capital Holdings, LLC, No. 23-08010 (2d Cir.), ECF No. 79; Letter Regarding Joining in Support of Opposition, SEC v. GPB Capital Holdings, LLC, No. 23-08010 (2d Cir.), ECF No. 80. 44 Motion Order, SEC’s Motion to Lift Stay of the Orders Appointing a Receiver, SEC v. GPB Capital Holdings, LLC, No. 23-08010 (2d Cir.), ECF No. 82; Motion Order, SEC’s Motion to Lift Stay of the Orders Appointing a Receiver, SEC v. GPB Capital Holdings, LLC, No. 23-08010 (2d Cir.), ECF No. 92. 45 Summary Order and Judgement, SEC’s Motion to Lift Stay of the Orders Appointing a Receiver, SEC v. GPB Capital Holdings, LLC, No. 23-08010 (2d Cir.), ECF No. 93. 46 Unless otherwise indicated, capitalized terms not defined in this Third Status Report have the meaning given to such terms in the Distribution Plan.

-11- Plan. The following is a non-exhaustive summary of the actions taken by the Receiver between April 1, 2025, and June 30, 2025: 1) Received the District Court’s approval, on April 8, 2025, to implement the Distribution Plan in all respects. In its decision granting the Receiver’s motion seeking approval of the Plan, the District Court also denied all of the objections to the Plan, including those filed by Gentile, Schneider, Ascendant Capital, and AAS. 2) Distributed approximately 13,700 checks totaling close to $400,000,000 to investors in Holdings II, Automotive Portfolio, and GPB Cold Storage, LP, pursuant to the provisions of the Distribution Plan. In addition, sent Notices of Determination to all investors in the GPB funds, with the exception of those in GPB Automotive Income Fund, Ltd. (“AIF”). 3) Managed the claims process established by the Distribution Plan by (i) publishing the first and second bar date notices; (ii) categorizing and reviewing approximately 850 claims filed as of the claims bar date; (iii) preparing responses, requests for information, and objections or denials; and (iv) developing a separate claims process for investors in the Cayman-based AIF. 4) Analyzed and responded to numerous inquiries from investors regarding, among other matters, distributions, Notices of Determination, the claims process, and Initial Distribution check issues. 5) Developed and implemented procedures to facilitate settlements between investors and brokers that required the transfer of partnership interests. This involved the review of supporting documentation for completeness and the preparation of responses to transfer-specific inquiries from investors and brokers.

-12- 6) Established processes and procedures to analyze settlements between investors and brokers that did not involve a transfer of partnership interests to prevent possible double recoveries, as required by the Distribution Plan. 7) Revised and updated the FAQ section on the Claims Agent website to reflect evolving guidance and address inquiries from investors and claimants. 8) Recovered approximately $12,000 from a vendor with whom Armada Waste Management, LP had an outstanding receivable for more than one year. 9) Assisted one of the funds in an administrative hearing related to issues with unemployment liabilities. 10) Continued coordination with outside counsel regarding possible enforcement of a judgment negotiated as part of a settlement involving a former portfolio company. 11) Worked with outside counsel to support and advance active litigation efforts on behalf of the Receivership Estate. 12) Continued to oversee and engage with pending litigation, including matters involving B9 Hyatt Ave Owner Urban Renewal, LLC and several smaller portfolio companies. 13) Submitted a notice to inform the District Court that the Receiver intends to seek the Court’s authorization to enter into a settlement agreement to resolve claims that were or could have been asserted against GPB and certain affiliated limited partnerships in the putative class action filed as Kinnie Ma IRA, et al. v. Ascendant Capital, LLC, et al., No. 1:19-cv-01050- ADA (W.D. Tex.). 14) Continued to respond to FINRA arbitration subpoenas and requests for documents by producing responsive information from investor portals.

-13- 15) Reduced annual payroll expenses and benefit obligations through the strategic elimination of two employee positions. 16) Secured the renewal of required Directors & Officers and Cybersecurity insurance with a 20% cost reduction compared to 2024. 17) Engaged in ongoing discussions with certain counterparties to resolve the remaining debt positions in certain Funds. 18) Renegotiated a pre-existing contract with a software provider offering audit/accounting tools resulting in annual savings of $15,000. 19) Negotiated a $1,500,000 reduction in two letters of credit related to workers’ compensation claims, thereby releasing cash previously restricted as collateral. 20) Successfully resolved a Notice of Proposed Tax Adjustments issued by the New York City Department of Finance related to Unincorporated Business Tax. 21) Continued to manage receivership funds by investing in treasury bills which generated approximately $7,700,000 for the quarter. 22) Performed entity-level analysis across the Receivership Estate, including legal and administrative diligence, to evaluate the time and cost associated with winding down inactive entities. 23) Worked closely with the Board of Directors of a portfolio company to assess strategic options, including financial monitoring, coordination of outside counsel, and participation in member and board meetings. 24) Filed Form 10-Qs for Automotive Portfolio and Holdings II on March 31, 2025.

-14- 25) Issued final K-1s to investors in six funds (Holdings I, GPB Holdings Qualified, LP, Automotive Portfolio, GPB Waste Management, LP, GPB Cold Storage, LP, and GPB NYC Development, LP) and an estimated K-1 for Holdings II. III. Snapshot of Certain Asset and Expense Balances As of June 30, 2025, the amount and nature of balances for cash on hand, unencumbered funds, and accrued administrative expenses are as follows: A. Cash on Hand Cash on hand represents the portion of Receivership Assets held in cash and cash equivalents. As of June 30, 2025, the total amount of cash on hand is $721,752,292.47 B. Unencumbered Funds Unencumbered funds refer to assets that are not subject to any claims, liens, or obligations. As of June 30, 2025, there are no unencumbered funds as all Receivership Assets are currently subject to investor and creditor claims. 47 Cash reported at Receivership Entities does not include cash at portfolio companies or non-reporting entities of approximately $4.2 million. !"# ABC' E)*)+IC-).-"/- 0N23N4345 ! "#A%C'ECF#E* 0CCCCCCCCC H,!-H.,-,/, , 1E2E3456272*CU4E*A 0CCCCCCCCCCCCCCCCCCCCCC 9 : ;33742*C;*5<E<A=7#=<>2C?@A2EA2A 0CCCCCCCCCCC !H-H!B-:HC S)T*C-8-9-:+);.<"B-"/-=C>B)?+-@..CB-)+A-BC;C+.C-E)*)+IC.

-15- C. Accrued Administrative Expenses Accrued administrative expenses for the Receivership Estate includes costs associated with the management, preservation, and liquidation of the Receivership Entities and Assets. These expenses encompass legal fees, accounting services, and other costs necessary to support the Receivership Estate. This total includes the legal fee advancement obligations of the Receivership Entities related to ongoing criminal and civil proceedings. As seen in Exhibit C – Accrual Summary, as of June 30, 2025, the total accrued administrative expenses amount to $17,714,376. IV. Overview of Receipts and Disbursements In accordance with the requirements set forth in the Receivership Order, the following section provides an overview of the Receivership’s receipts and disbursements during the reporting period. As detailed in Table 2 – Summary of Receipts and Disbursements, the Receivership Estate had total receipts of $9.3 million and total disbursements of $406.4 million for the reporting period. A comprehensive schedule of all receipts and disbursements made by the Receiver during the reporting period is attached as Exhibit A – Detailed Schedule of Receipts and !"#$ BCDE"#E) *+I-).)/I01I2123Q R#S#T8#E9:T;)<CED"T=> *-2I0I212+).)/I01I2123Q !"#$BB$B#CD()*C!(+(B," 3CCCCCCCCCCCCCCC-.--/./01./21 3CCCCCCCCCCCCCCC-.--4.4R0.4R6 T89(+C:","$;9) CCCCCCCCCCCCCCCCCCCCCCCR.0R<.04- CCCCCCCCCCCCCCCCCCCCC04.44R.<-/ =T89(+C>$)?@A)"B"B9)C CCCCCCCCCCCCCCCCCC=264.<44./-2C CCCCCCCCCCCCCCCCCC=20-.46R.a-4C ?>@T>A)BD9:)CDaD>S# e))))))))))))))))) b2-cb32c2d2 e))))))))))))))))) b2-cb32c2d2 fDga#)2).)hC$$DEi)=M)R#S#T;"9)D>@)<T9gCE9#$#>"9

-16- Disbursements. Additionally, a record of the payments made to Ordinary Course Professionals (“OCPs”) during the reporting period is included as Exhibit B – List of Payments to OCPs. V. Overview of Receivership Assets The Receiver has conducted a thorough review and assessment of all assets held by the Receivership Entities. This section provides a description of all known Receivership Assets. The assets encompass various categories such as cash, investments, real estate holdings, and other tangible and intangible assets. As shown below, Table 3 – Summary of All Known Receivership Assets48 provides an overview of Receivership Assets as of June 30, 2025: A. Cash on Hand As of June 30, 2025, and as described above, the Receivership Estate holds significant cash assets across various funds and portfolio companies. The total cash on hand across all these entities 48 Total Receivership Assets do not include the estimated and unaudited values of assets intended for future sale. This exclusion is made to preserve flexibility in potential negotiations and value maximization strategies for the Receivership Estate. !"# A%%&' E%')*+'&,J+K,J /K+0,)'&,JN+20&J+%J"3J 40K&JRSTJUSUV ! "#$%CDEC)#E*CHCI-.-/0-1$%/2CPE4/4/-$ :CCCCCCCCCCCC R6!7RU67696 6 "#$%CDEC)#E*CHC;D14<D=/DC"D>2#E/-$ :CCCCCCCCCCCCCCCC ?76!U7!U@ A B-C4CaE0-$4>-E4$ bE*/$.=D$-* ? Pcd/4eCaE0-$4>-E4$ bE*/$.=D$-* U P$.1DfC;1D.--*$ :CCCCCCCCCCCCCC !A7!??7RUJ :+;2&JRJ<J=0**+>?J"3JA22J@K"AKJB&C&)a&>%b)cJA%%&'%

-17- amounts to $721,752,292 at Receivership Entities and $4,215,150 at portfolio companies and non-reporting entities, totaling $725,967,442. B. Debt Investments The Receivership Estate holds an unsecured debt investment in real estate located in Tampa, Florida. This asset is intended for future sale and, therefore, its estimated and unaudited value is not disclosed at this time to maintain flexibility in negotiations and to support value maximization strategies for the Receivership Estate and investors. C. Equity Investments The Receivership Estate holds the remaining portfolio of GPB’s majority and minority equity investments, primarily in the real estate, healthcare, and hospitality industries. These assets are intended for future sale, and therefore, their estimated and unaudited value are not disclosed at this time to maintain flexibility in negotiations and to support value maximization strategies for the Receivership Estate and investors. The list of equity investments held as of June 30, 2025, is presented below in Table 4 – List of Equity Investments: !"# A%&DE)*D%)HI"-.DLH 0EED)HN23D A%&DE)*D%)H4DE5L63)6"% ! "#AB&'E)GHI-B..LBM# NGH'2GP4BRSTGP4B.H89-PW9HP &'P9EB.HP92H9PB;928GY9- = "#AB>TP'W'PG89B#'2P?'EG'LBM# N@A'2GP4BRSTGP4B.H89-PW9HP B9@EBR-P@P9BCBa@P92P'EHLBcd e "#AB&'E)GHI-B..LBM# NGH'2GP4BRSTGP4B.H89-PW9HP "TG)9)Bfg92@h9TPGY i "#AB&'E)GHI-B..LBM# NGH'2GP4BRSTGP4B.H89-PW9HP fg92@I9H NT8-DH9H:H;6E)H"<H=>?6)2HA%&DE)*D%)E

-18- D. Escrow Proceeds The Receivership Estate holds escrow accounts for three Receivership Entities, with a total cash balance of $13,144,758, restricted for specific purposes. Table 5 – List of Escrow Proceeds below provides a detailed list of the escrow proceeds associated with each of the Receivership Entities. VI. Summary of Liquidated and Unliquidated Claims The Receivership Estate is actively managing unliquidated claims, with no liquidated claims currently in existence. Unliquidated claims involve amounts that are yet to be determined and often require further legal action or negotiation. The Receiver is diligently working to assess, resolve, and recover on these claims to maximize the Receivership Estate’s value for the benefit of investors, creditors and other stakeholders.

-19- A summary of unliquidated claims held by the Receivership Estate is shown below.49 VII. Receiver’s Recommendation for Continuation of Receivership In light of the Court’s decision approving the Distribution Plan and the current activities of the Receivership Estate, including continued implementation of the Plan, ongoing asset recovery efforts, pending and anticipated legal actions, the management of claims, and the return of funds to investors, the Receiver recommends that the Receivership continue. Maintaining the Receivership will allow for the orderly administration of the Receivership Estate, maximization of the value of assets, and fair treatment of investors, creditors, and other stakeholders. Continuation of the Receivership is therefore essential for the effective resolution of these outstanding issues, 49 The estimated value of unliquidated claims is not disclosed in this Third Status Report as the amounts are yet to be determined and are subject to ongoing legal review, negotiation, and resolution. !"# $%C%DE%)*+D,J./0D0N 234DRJS%*C)D,0D"/ ..*0DR40%TJ4/TJ U/4VTD0%TJ :43V%J4*J";J <V/%J=>?J@>@A ! "#ABCDE)G)EHIJB#).EL)MH)1B2# PH4.JB2HEHR6EH)T 8 "#ABCDE)G)EHIJB#).EL)MH)1B2# 9WB;6RT)TJB2HEHR6EH)T < "#ABC.G6=6B>6?EJB;6T6RJGJTE1B2# @GAM)BJJBCJEJTEH)TBa.J=HEBbBC.G6=6 F "#ABd)M=HTR?Bee1B2# CMH6TEf6B2HEHR6EH)T g "#ABd)M=HTR?Bee1B2# dJ6MEhBCHRhEB2HEHR6EH)T i "#ABd)M=HTR?Bee1B2# CJA?B6T=B>6..6TEBBaM6HGBbBdJ6MEhB#.HGJ M "#ABd)M=HTR?1B2# PH4.JB2HEHR6EH)T B4C3%JaJbJcVRR4)NJ";JU/3DdVDT40%TJ234DR* NAP

-20- the implementation of the Distribution Plan, and the best possible outcome for the Receivership Estate and investors. VIII. Conclusion WHEREFORE, Joseph T. Gardemal III, as Court-Appointed Receiver, respectfully submits this Third Status Report. Dated: July 21, 2025 Washington, D.C. Respectfully submitted, __________________________ Joseph T. Gardemal III, Receiver

-21- Exhibit A Detailed Schedule of Receipts and Disbursements For the Quarter-Ended June 30, 2025, and Cumulative Totals Since December 3, 2024

-22- 50 In accordance with the Receivership Order, payments to Automatic Data Processing, Inc., Calderwood, and Vistra Group Holdings S.A. were made directly to the respective vendors and not through the fee application process. !"#$%C"'E)*+",-E."*/-,,$*%C0 1+C"O-"E PQR6ETE8R9:R;:;<= )+>+0CO$?-E/*"E @-A-$?-",B$CEa,OCO- !""#ABCD#EFBGH#IEJIABGK#E"LAMB1GBOOP RBBBBBBBBBBBBBBBBBBBBBBQ RBBBBBBBBBBBBBBBBBBBBBSTUUV !WK;JIKL<B=IKIBPE;<#>>LAMTB?A< BBBBBBBBBBBBBBBBB VST@UA BBBBBBBBBBBBBBBBBBBBUTSUB CIa#EBbL""FB?AK#EAIKL;AI"BOKcd BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBBBST@eV fI"c#Eg;;c BBBBBBBBBBBBBBBBB VBTh@i BBBBBBBBBBBBBBBBBBBBU@TeAM f;"#QkEL#JIABlBmI"";ABOOP BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBBBBSTAUS fE;g#BOOP BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBBBBeTVii noLpBf;Eo;EIK#Bq#>KEW<KWELAMBOOf BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBBBBMTMie rEIAKBbH;EAK;AB!cDL>;E>BOOf BBBBBBBBBBBBBBBBBBB eTUhU BBBBBBBBBBBBBBBBBBBBAAT@Ai s#EEL<aBk#LA>K#LABOOP BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBBBBMTUMA s#FJIABnA#EL;BrIKKW>;BlBsLEt#"BOOP BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBB@STeSU sWAK;AB!AcE#g>BuWEKHBOOP BBBBBBBBBBBBBBBBB eiT@UA BBBBBBBBBBBBBBBBBBeM@TMie uLAMvL>H#EBmIAIM#J#AKBOLJLK#c BBBBBBBBBBBBBBBBB BSTASU BBBBBBBBBBBBBBBBBBBBBSTASU mIo"#>BkWAcBG#EDL<#>BwfIFJIAxBOLJLK#c BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBe@TSSi mIF#EBCE;gABOOP BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBB eTVVUTSMi m<f;AA#""ByI"c#>BOOf BBBBBBBBBBBBBBBBBBB ATB@@ BBBBBBBBBBBBBBBBBBBBBBhTiei m<rWLE#z;;c>BOOP BBBBBBBBBBBBBBBBB A@Tiii BBBBBBBBBBBBBBBBBBBi@T@Ve m;EMIATBO#gL>BlBC;<aLW>TBOOP BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBeVUTh@U m;WEIAKBCtIAA#>BwfIFJIAxBOOP BBBBBBBBBBBBBBBBBBB eTMhi BBBBBBBBBBBBBBBBBBBBeBThBV PIEc;BI<a>;ABrILA>_WEMBlBGH#";gLKtTBPO BBBBBBBBBBBBBBBBBBB VTSAi BBBBBBBBBBBBBBBBBBBBBB@TUVU PIF<H#`TB?A< BBBBBBBBBBBBBBBBBBB BTBAe BBBBBBBBBBBBBBBBBBBBBBeThee P;KK#EB!Ac#E>;ABlBf;EE;;ABOOP BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBBBBBB @MM aWIKK"#_IWJTBrE;;J>BlBbW""BPOOf BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBBBiTiB@ q##D#>BlBCELMHKg#""BOOP BBBBBBBBBBBBBBBBBBBBBBAhB BBBBBBBBBBBBBBBBBBBBBBATASe GrfB!>>;<LIK#>BOOP BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBBBBVTiii b;ooIABm#EEL""BOOf BBBBBBBBBBBBBBBBB eiTiii BBBBBBBBBBBBBBBBBBBBeBTBSi bEIA>P#Ev#<KBO#MI"BG;"WKL;A> BBBBBBBBBBBBBBBBBBBBBB Q BBBBBBBBBBBBBBBBBBBAATVei yL>KEIBrE;WoBs;"cLAM>BGd!d BBBBBBBBBBBBBBB VBMT@@B BBBBBBBBBBBBBBB BTBVSTSUM zI"a#E>BwfIFJIAxBOOP BBBBBBBBBBBBBBBBB BATVUB BBBBBBBBBBBBBBBBBBBBAeTee@ E*OC0 eEEEEEEEEEEEEEEcQQdc;< eEEEEEEEEEEEEEE<d:ffd966 Exhibit B Payments to Ordinary Course Professionals50 For the Quarter-Ended June 30, 2025, and Cumulative Totals Since December 3, 2024

-23- !"#"A%"&'EAF*+,-A-. L01A-*2""' L##30,-A,4* 2""' R"46T* A,1"8,A9A#6-A3, R"46T*:* 3-E"& !"#"A%"& ;3-6T !"#ABACDA()GCHAIA-G#GI).CLM N2CCCCCCCCCCCCC P45.5S4 2CCCCCC 2CCCCCCCCCCCCCC78.97P N2CCCCCCCCCCC W7.P5S 2CCCCCCCC A*******<=<><?@ ;MYC!=)>#>)?@GCM>")A>B?>.CLM CCCCCCC 9C9.5WS CCCCCCC 4Ca.4WS CCCCCCCCCC a.74S.898 CCCCCa44.57S CCCC 9.489.WWS ***** =><BB>?C= ;MYCEAc?)ABCd>BB?I-(.CLLE CCCCCCCCCCCCCCN CCCCCCCCCCCCCCN CCCCCCCCCCCCCCCCCCCCN CCCCCCCCCCCCN CCCCCCCCCCCCCCN ***************: ;MYCE>BBCe)>"A-G.CLM CCCCCCCCCCCCCCC Pa9.SSS N CCCCCCC CCCCCCCCCCCCC 4SC.aW8 CCCCCCCCCCCCC W4a.45a N CCCCCCC ***** a>E=C>=?E ;MYCd>BB?I-(Cff.CLM CCCCCCC 5W7.SSS CCCCCCC C84.CSS CCCCCCCCCC a.7WW.5SP CCCCCCCC 9.W58.a57 C7.9C9 CCCC ***** c>E=a><=E ;MYCd>BB?I-(.CLM CCCCCCCCCCCCCCC P7W.S9P N CCCCCCC CCCCCCCCCCCCCCCCCCCCC 7CC.977 N CCCCC CCCCCCCCCCCCCCN ********c@C>?d= ;MYCghECiG@GB>c#GI).CLM CCCCCCCCCCCCCCC P95.9S8 N CCCCCCC CCCCCCCCCCCCCCCaW.a4C CCCCCCCCCCCCC P9.84S N CCCCCCCCC ********a=@>?d= d?-MB?IGCHAIA-G#GI)CfINl CCCCCCCCCCCCCCN CCCCCCCCCCCCCCN CCCCCCCCCCCCCCCCCCCCN CCCCCCCCCCCCN CCCCCCCCCCCCCCN ***************: ;3-6T A***a>aCd>=BE A***<>EBE>?d? A*********B>=dd>CE@ a>ECE>BacA* A***=>@=C>?Ed A* a=>=aC>?=@ Exhibit C Accrual Summary